UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2006

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST II – SERIES D

(Exact name of Registrant as Specified in its Charter)

Delaware	000-32685	13-4058318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Preferred Investment Solutions Corp. (“Preferred”), the managing owner of Registrant, intends to terminate Bridgewater Associates, Inc. (“Bridgewater”), as the Trading Advisor (and terminate Registrant’s Trading Advisor Agreement with Bridgewater) and appoint Campbell & Co. as Trading Advisor on or about October 13, 2006. A copy of the related Letter to Investors is filed herewith as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.2	Letter dated August 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on August 24, 2006.

WORLD MONITOR TRUST II – SERIES D (Registrant)

	By:	Preferred Investment Solutions Corp., its Managing Owner

Date: August 24, 2006	By:	/s/ Lawrence S. Block
Name: Lawrence S. Block Title: Senior Vice President and General Counsel